UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2022

Apollo Asset Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 43rd Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Apollo Global Management, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.375% Series A Preferred Stock	AAM.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	AAM.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

Exchange Implementation Agreement

On December 31, 2021, in connection with the restructuring that occurred prior to the closing of the AAM Merger (as defined in Item 2.01), Apollo Global Management, Inc. (f/k/a Tango Holdings, Inc.) (“AGM”) and certain other persons entered into an Exchange Implementation Agreement (the “Exchange Implementation Agreement”) with certain holders of Apollo Operating Group (as defined in the amended and restated certificate of incorporation of AGM) units (“AOG Units”). Pursuant to the Exchange Implementation Agreement, such holders of AOG Units exchanged a portion of such AOG Units for AGM Shares (as defined in Item 2.01) concurrently with the consummation of the Mergers (as defined in Item 2.01). Additionally, under the Exchange Implementation Agreement, on December 31, 2021, the remainder of the AOG Units held by such holders were sold and transferred to APO Corp., a wholly-owned consolidated subsidiary of Apollo Asset Management, Inc. (f/k/a Apollo Global Management, Inc.) (“AAM”), in exchange for an amount equal to $3.66 multiplied by the total number of AOG Units held by such holders as of immediately prior to the restructuring. Such amount is payable over a period of three years in equal quarterly installments.

In connection with the entry into the Exchange Implementation Agreement, the Seventh Amended and Restated Exchange Agreement, dated as of July 29, 2020, by and among AAM, the Apollo Principal Entities and the Apollo Principal Holders, as subsequently amended, supplemented or waived, was terminated in its entirety in accordance with its terms by the parties thereto.

The foregoing description of the Exchange Implementation Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchange Implementation Agreement, which will be filed with the next periodic report of AAM.

Roll-Up Agreements

In connection with the closing of the Mergers, the Roll-Up Agreements, dated as of July 13, 2007, among the various contributing partners and any other parties thereto (whether originally or by joinder) and BRH Holdings, L.P., AP Professional Holdings, L.P., APO Asset Co., LLC, APO Corp., and AAM, each as amended, supplemented or restated, including any amendments dated July 29, 2020, were amended to remove all covenants and agreements contained therein other than provisions relating to certain previously consummated roll-up transactions and the litigation cooperation covenant and to add certain matters relating to AAM’s tax receivable agreement (as so amended, the “Amended Roll-Up Agreements”).

Item 1.02	Termination of a Material Definitive Agreement.

On January 1, 2022, in connection with the closing of the Mergers, AGM entered into a Stockholders Agreement with Leon D. Black, Marc J. Rowan, Joshua J. Harris (collectively, the “Principals”) and certain affiliates of the Principals (the “Stockholders Agreement”). In connection with the entry into the Stockholders Agreement, the Amended and Restated Shareholders Agreement, dated as of September 5, 2019, by and among AAM, the Principals, certain affiliates of the Principals and certain other persons party thereto, was terminated in its entirety in accordance with its terms by the parties thereto.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 1, 2022 (the “Merger Effective Date”), AAM and Athene Holding Ltd., a Bermuda exempted company (“AHL”), completed the previously announced merger transactions pursuant to the Agreement and Plan of Merger, dated as of March 8, 2021 (the “Merger Agreement”), by and among AAM, AHL, AGM, Blue Merger Sub, Ltd., a Bermuda exempted company and a direct wholly-owned subsidiary of AGM (“AHL Merger Sub”), and Green Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of AGM (“AAM Merger Sub”). Effective as of 1:00 a.m. Eastern Time on the Merger Effective Date (the “AAM Merger Effective Time”), AAM Merger Sub merged with and into AAM (the “AAM Merger”), with AAM continuing as a direct subsidiary of AGM. Effective as of 1:01 a.m. Eastern Time on the Merger Effective Date (the “AHL Merger Effective Time”), AHL Merger Sub merged with and into AHL (the “AHL Merger” and, together with the AAM Merger, the “Mergers”), with AHL continuing as a direct subsidiary of AGM. As a result of the Mergers, AAM and AHL became direct subsidiaries of AGM.

At the AHL Merger Effective Time, each issued and outstanding Class A common share, par value 0.001 per share, of AHL (each, an “AHL Common Share”) (other than AHL Common Shares held (a) by AHL as treasury shares or (b) by AHL Merger Sub, the Apollo Operating Group or the respective direct or indirect wholly-owned subsidiaries of AHL or the Apollo Operating Group), was converted automatically into the right to receive 1.149 duly authorized, validly issued, fully paid and nonassessable AGM Shares and any cash paid in lieu of fractional AGM Shares. No fractional AGM Shares were issued in connection with the AHL Merger, and AHL’s shareholders received cash in lieu of any fractional AGM Shares. At the AAM Merger Effective Time, each issued and outstanding share of Class A common stock, par value $0.00001, of AAM (each, an “AAM Class A Share”) (other than AAM Class A Shares held (a) by AAM as treasury shares or (b) by AAM Merger Sub or any direct or indirect wholly-owned subsidiary of AAM) was converted automatically into the right to receive one AGM Share.

Concurrently with the closing of the Mergers, each outstanding AOG Unit, other than those held indirectly by AAM and those held indirectly by AHL, were exchanged into one AGM Share. Following the closing of the Mergers, it is expected that the AOG Units held by subsidiaries of AHL will be distributed to AGM. Additionally, prior to the closing of the Mergers, each of the sole outstanding share of Class B common stock of AAM and the sole outstanding share of Class C common stock of AAM was exchanged for 10 AAM Class A Shares, which were subsequently exchanged into 10 AGM Shares in the AAM Merger.

Following the AAM Merger, each of the issued and outstanding shares of 6.375% Series A preferred stock of AAM and 6.375% Series B preferred stock of AAM (together, the “AAM Preferred Shares”) remains issued and outstanding as preferred stock of AAM. These shares of preferred stock are entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitation and restrictions set forth in the existing certificates of designations relating to the respective series of AAM Preferred Shares.

Following the AHL Merger, each of the issued and outstanding AHL depositary shares, each representing a 1/1000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A, a 5.625% Fixed Rate Perpetual Non-Cumulative Preference Share, Series B, a 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preference Share, Series C and a 4.875% Fixed Rate Perpetual Non-Cumulative Preference Share, Series D (together, the “AHL Preferred Shares”) under applicable Bermuda law automatically became an equivalent preferred share of AHL, the surviving company in the AHL Merger. These preferred shares are entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the existing certificates of designations relating to the respective series of AHL Preferred Shares.

As provided in the Merger Agreement, at the AAM Merger Effective Time:

•

each outstanding option to acquire AAM Class A Shares (an “AAM Option”), whether vested or unvested, was converted into an option to purchase a number of AGM Shares (a “AGM Option”) equal to the number of AAM Class A Shares subject to such AAM Option immediately prior to the effective time of the AAM Merger, with an exercise price equal to the exercise price of such AAM Option. Each such AGM Option is otherwise subject to the same terms and conditions as were applicable under the related AAM Option immediately prior to the effective time of the AAM Merger (including, for the avoidance of doubt, the ability to satisfy any required withholding obligations upon vesting and settlement of such AGM Options through net settlement);

•

each outstanding award of restricted (including transfer-restricted) AAM Class A Shares (an “AAM RSA”) that is subject solely to time-based vesting requirements and not performance-based vesting requirements (an “AAM Fixed RSA”) and each outstanding AAM RSA that is not an AAM Fixed RSA (an “AAM Performance RSA”) was converted into a number of restricted AGM Shares (“AGM RSAs”) equal to the number of AAM Class A Shares subject to such AAM RSA immediately prior to the effective time of the AAM Merger. Each such AGM RSA is otherwise subject to the same terms and conditions as were applicable under the related AAM RSA immediately prior to the effective time of the AAM Merger (including with respect to any dividends accrued thereunder, any performance-based vesting requirements applicable to an AAM Performance RSA immediately prior to the effective time of the AAM Merger, and the ability to satisfy any required withholding obligations upon vesting and settlement of such AGM RSAs through net settlement); and

•

each outstanding right to obtain the value of an AAM Class A Share (either in the form of an AAM Class A Share, cash, other property or a combination thereof) (an “AAM RSU”) that is subject solely to time-based vesting requirements and not performance-based vesting requirements (an “AAM Fixed RSU”) and each AAM RSU that is not an AAM Fixed RSU (an “AAM Performance RSU”) was converted into a restricted share unit with respect to a number of AGM Shares (“AGM RSUs”) equal to the number of AAM Class A Shares subject to such AAM RSU immediately prior to the effective time of the AAM Merger. Each such AGM RSU is otherwise subject to the same terms and conditions as were applicable under the related AAM RSU immediately prior to the effective time of the AAM Merger (including with respect to any dividend equivalents accrued thereunder, any performance-based vesting requirements applicable to an AAM Performance RSA immediately prior to the effective time of the AAM Merger, and the ability to satisfy any required withholding obligations upon vesting and settlement of such AGM RSUs through net settlement).

As provided in the Merger Agreement, at the AHL Merger Effective Time:

•

each outstanding option to acquire AHL Shares (an “AHL Option”), whether vested or unvested, was converted into a number of AGM Options (rounded down to the nearest whole AGM Share) equal to the product of (i) the exchange ratio of 1.149 multiplied by (ii) the number of AHL Shares subject to such AHL Option immediately prior to the effective time of the AHL Merger (rounded down to the nearest whole share), with an exercise price equal to the quotient of (x) the exercise price of such AHL Option divided by (y) the exchange ratio of 1.149 (rounded up to the nearest whole cent). Each such AGM Option is otherwise subject to the same terms and conditions as were applicable under the related AHL Option immediately prior to the effective time of the AHL Merger (including with respect to the ability to satisfy any required withholding obligations upon vesting and settlement of such AGM Options through net settlement, and any accelerated vesting in connection with a termination of service);

•

each outstanding award of restricted AHL Shares (an “AHL RSA”) that is subject solely to time-based vesting requirements and not performance-based vesting requirements (an “AHL Fixed RSA”), except for AHL Fixed RSAs held by a non-employee director of AHL, and each AHL RSA that is not an AHL Fixed RSA (an “AHL Variable RSA”), was converted into a number of AGM RSAs (rounded down to the nearest whole AGM Share) equal to (i) the exchange ratio of 1.149 multiplied by (ii) the number of AHL Common Shares subject to such AHL RSA immediately prior to the effective time of the AHL Merger; provided, that in the case of any AHL Variable RSA, (A) for purposes of clause (ii) above, the number of AHL Common Shares in respect of such AHL

Variable RSA immediately prior to the effective time of the AHL Merger will be based on the applicable target level of performance and (B) the AGM RSAs will be subject only to the time vesting conditions that applied to the AHL Variable RSA and will vest at the end of the applicable performance period. Each such AGM RSA is otherwise subject to the same terms and conditions as were applicable under the related AHL RSA immediately prior to the effective time of the AHL Merger (including with respect to the ability to satisfy any required withholding obligations upon vesting and settlement of such AGM RSAs through net settlement, any dividends accrued thereunder, and any accelerated vesting in connection with a termination of service);

•

each outstanding right to obtain the value of an AHL Share (either in the form of an AHL Share, cash, other property or a combination thereof) (an “AHL RSU”) that is subject solely to time-based vesting requirements and not performance-based vesting requirements (an “AHL Fixed RSU”) and each AHL RSU that is not an AHL Fixed RSU (an “AHL Variable RSU”), was converted into a number of AGM RSUs (rounded down to the nearest whole AGM Share) equal to (i) the exchange ratio of 1.149 multiplied by (ii) the number of AHL Common Shares subject to such AHL RSU immediately prior to the effective time of the AHL Merger; provided, that in the case of any AHL Variable RSU, (A) for purposes of clause (ii) above, the number of AHL Common Shares in respect of such AHL Variable RSU immediately prior to the effective time of the AHL Merger was based on the applicable target level of performance and (B) the AGM RSUs will be subject only to the time vesting conditions that applied to the AHL Variable RSU and will vest at the end of the applicable performance period. Each such AGM RSU will otherwise be subject to the same terms and conditions as were applicable under the related AHL RSU immediately prior to the effective time of the AHL Merger (including with respect to any dividend equivalents accrued thereunder, any accelerated vesting in connection with a termination of service, and the ability to satisfy any required withholding obligations upon vesting and settlement of such AGM RSUs through net settlement); and

•

each AHL Fixed RSA granted to a non-employee director of AHL, by virtue of the occurrence of the AHL Merger, and without any action on the part of the holder thereof, vested upon the effective time of the AHL Merger.

The issuance of AGM Shares to AAM stockholders and AHL stockholders in connection with the Mergers, as described above, was registered under the Securities Act, pursuant to a registration statement on Form S-4 (File No. 333-255858) (the “Registration Statement”), filed by AGM with the Securities and Exchange Commission (the “SEC”) and declared effective on November 4, 2021. The joint proxy statement/prospectus of AGM, AAM and AHL included in the Registration Statement contains additional information about the Mergers and the related transactions. The description of AGM common stock set forth in the joint proxy statement/prospectus is incorporated herein by reference.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about AGM, AAM or AHL, and should not be relied upon as disclosure about AGM, AAM or AHL without consideration of the periodic and current reports and statements that AGM, AAM or AHL file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

Prior to the AGM Merger Effective Time, AAM Shares and AHL Shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange (“NYSE”). As a result of the Mergers, AAM Shares and AHL Shares will no longer be traded or listed on the NYSE, and will be substituted for AGM Shares on the NYSE. As of the open of trading on January 3, 2022, AGM Shares will trade on the NYSE under the ticker symbol “APO.” Each of AAM and AHL expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the AAM Shares and the AHL Shares, respectively, and suspend their respective reporting obligations under Sections 12(g) and 15(d) of the Exchange Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Exchange Implementation Agreement” in Item 1.01 is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 and Item 5.03 is incorporated by reference herein.

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

At the AAM Merger Effective Time and pursuant to the Merger Agreement:

•

each of Marc Rowan, Joshua Harris, Walter Joseph (Jay) Clayton III, Richard Emerson, Kerry Murphy Healey, Pamela Joyner, and David Simon, each of whom were previously members of AAM’s board of directors (the “AAM Board”), ceased to be directors of AAM; and

•	each of Scott Kleinman, James Zelter, Pauline Richards, A.B. Krongard and Michael Ducey remained as directors of AAM.

Scott Kleinman and James Zelter were appointed as Co-Chairs of the AAM Board effective as of the AAM Merger Effective Time.

Pauline Richards (Chair), A.B. Krongard and Michael Ducey were appointed to the audit committee of the AAM Board effective as of the AAM Merger Effective Time.

In addition to the employment agreements for Scott Kleinman and James Zelter that are described in the Current Report on Form 8-K filed by AAM with the SEC on December 2, 2021 (the “December 8-K”), any transactions to which AAM is a party in which any of AAM’s directors have a material interest subject to disclosure under Item 404(a) of Regulation S-K, are set forth in the Definitive Proxy Statement of AAM, filed on Schedule 14A with the Securities and Exchange Commission on August 16, 2021.

Director Compensation

For their services as members of the audit committee of the AAM Board, each of Pauline Richards, A.B. Krongard and Michael Ducey (the “AAM Independent Directors”) will receive an annual committee fee of $25,000. For her service as chair of the audit committee, Pauline Richards will receive an additional annual committee chair fee of $25,000. The AAM Independent Directors do not receive any additional director fees for their service on the AAM Board. The AAM Independent Directors will be reimbursed for reasonable expenses incurred in attending board meetings.

AAM will not pay additional remuneration to directors who are not independent for their service on the AAM Board.

Executive Officers

In connection with the Mergers (as defined in Item 2.01), in addition to certain other executive officer changes, Marc Rowan stepped down as Chief Executive Officer of AAM and was appointed Chief Executive Officer of AGM, Martin Kelly stepped down as Co-Chief Operating Officer of AAM but remains Chief Financial Officer of AAM and was appointed Chief Financial Officer of AGM, and Anthony Civale’s position changed from Co-Chief Operating Officer to Chief Operating Officer of AAM.

Employment Agreements

On November 30, 2021, a committee of the AAM Board consisting of the board’s independent directors approved new employment agreements for AAM’s Co-Presidents, Scott Kleinman and James Zelter, which were described in the December 8-K.

Compensatory Plans

At the closing of the Mergers, AGM assumed the Apollo Global Management, Inc. 2019 Omnibus Equity Incentive Plans, as may be amended from time to time (the “AGM Share Plans”), and also assumed the share reserve available for future issuances under the AGM Share Plans, and amended the AGM Share Plans to reflect the Mergers, including to replace references to AAM Class A Shares with references to AGM Shares.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the AAM Merger and pursuant to the Merger Agreement, on January 1, 2022, as of the AAM Merger Effective Time, AAM amended and restated its certificate of incorporation and its bylaws to reflect the changes contemplated by the Merger Agreement and described in the joint proxy statement/prospectus. Copies of AAM’s amended and restated certificate of incorporation and its bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.05     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the completion of the Mergers, on January 1, 2022, the AAM Board adopted a new Code of Business Conduct and Ethics applicable to all employees, officers, and directors of AAM. The foregoing description of the Code of Business Conduct and Ethics is qualified in its entirety by the full text of the Code of Business Conduct and Ethics, which is available in the governance section of Apollo.com/stockholders.

Item 9.01    Financial Statements and Exhibits.

a)	Financial Statements of Business Acquired

The information required by this item was previously reported in the joint proxy statement/prospectus and, accordingly, pursuant to General Instruction B.3 of Form 8-K is not required to be reported herein.

b)	Pro Forma Financial Information

The information required by this item was previously reported in the joint proxy statement/prospectus and the Current Report on Form 8-K filed by AAM on December 2, 2021 and, accordingly, pursuant to General Instruction B.3 of Form 8-K is not required to be reported herein.

d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 8, 2021, by and among Apollo Global Management, Inc., Athene Holding Ltd., Tango Holdings, Inc., Blue Merger Sub, Ltd., and Green Merger Sub, Inc. incorporated by reference to Exhibit 2.1 to Apollo Asset Management, Inc.’s Form 8-K filed on March 8, 2021

3.1	Second Amended and Restated Certificate of Incorporation of Apollo Asset Management, Inc.

3.2	Second Amended and Restated Bylaws of Apollo Asset Management, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Asset Management, Inc.

Dated: January 3, 2022	By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm Title: Secretary and Vice President